SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

INTRUSION INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20191	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 East Arapaho Road, Sutie 200, Richardson, Texas		75081
(Address of Principal Executive Offices)		(Zip Code)

(972) 234-6400
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 18, 2017. Matters submitted to the stockholders of the Company entitled to vote at the Annual Meeting (the “Stockholders”) and voted upon at the Annual Meeting, which are more fully described in the Company's proxy statement, filed with the Securities and Exchange Commission on April 4, 2017, were: (1) the election of five directors to serve until the next Annual Meeting of Stockholders of the Company, (2)  the ratification of the selection of Whitley Penn LLP as the Company’s independent auditors for fiscal year 2017 and (3) an advisory vote on executive compensation.

On March 31, 2017, the record date for the Annual Meeting, there were 12,747,836 shares of Common Stock and 318,065 shares of as converted common from preferred stock issued, outstanding and entitled to vote. Stockholders holding 12,519,824 shares were present at the meeting, in person or represented by proxy.

Each of the director nominees set forth below was elected to hold office until his respective successor is duly elected and qualified or until his earlier death, resignation or removal. The Stockholders ratified the selection of Whitely Penn LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017.

The table below shows the number votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding the election of the five directors to serve until the 2017 Annual Meeting of Stockholders of the Company.

Name of Director Nominee	For	Against	Withheld	Abstentions	Broker Non- Votes
G. Ward Paxton	7,866,071	891,504		2,847	2,502,902
T. Joe Head	7,869,484	888,691		2,847	2,502,902
Dale A. Booth	8,060,109	687,966		12,347	2,502,902
James F. Gero	8,060,096	687,979		12,347	2,502,902
Donald M. Johnston	8,059,596	687,979		12,847	2,502,902

The table below shows the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding the ratification of the selection of Whitely Penn LLP as the Company’s independent auditors for fiscal year 2017.

For	Against	Withheld	Abstentions	Broker Non- Votes
10,931,925	321,893		9,441

The table below shows the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding the advisory vote on executive compensation.

For	Against	Withheld	Abstentions	Broker Non- Votes
7,638,134	882,801		239,487	2,502,902

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRUSION INC.

Dated: May 18, 2017	By:	/s/ MICHAEL L. PAXTON
Michael L. Paxton
Chief Financial Officer

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